UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Virage Logic Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

VIRAGE LOGIC CORPORATION	Meeting Information Meeting Type: Annual Meeting For holders as of: February 22, 2010 Date: April 21, 2010 Time: 11:00 AM PST
VIRAGE LOGIC CORPORATION 47100 BAYSIDE PARKWAY FREEMONT, CA 94538 ATTN: Stuart Crumbaugh	Location:	Virage Logic Corporation 47100 Bayside Parkway Fremont, CA 94538

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Form 10-K     2. Notice & Proxy Statement

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 26, 2010 to facilitate timely delivery.

— How To Vote —
Please Choose One of The Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting items
The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors

Nominees

01     J. Daniel McCranie        02     Robert H. Smith

The Board of Directors recommends you vote FOR the following proposal(s):

2	TO RATIFY THE APPOINTMENT OF BURR, PILGER & MAYER LLP AS INDEPENDENT AUDITOR OF VIRAGE LOGIC CORPORATION FOR THIS FISCAL YEAR ENDING SEPTEMBER 30, 2010.

3	TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE VIRAGE LOGIC CORPORATION 2002 EQUITY INCENTIVE PLAN, OR THE 2002 PLAN, TO (i) INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE 2002 PLAN BY 1,350,000 SHARES; (ii) INCORPORATE AMENDMENTS APPROVED BY OUR BOARD OF DIRECTORS SINCE THE LAST AMENDMENT AND RESTATEMENT OF THE 2002 PLAN APPROVED BY THE STOCKHOLDERS IN MARCH 2006; AND (iii) MAKE CONFORMING CHANGES.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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